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                                                            Exhibit 99.(j)(v)(1)

                               AMENDED SCHEDULE A

                               WITH RESPECT TO THE

              ALLOCATION AGREEMENT - DIRECTORS & OFFICERS LIABILITY

FUNDS
Fund For Life Series(1)
ING AIM Mid Cap Growth Portfolio(1)
ING Alliance Mid Cap Growth Portfolio(1)
ING American Funds Growth Portfolio
ING American Funds Growth-Income Portfolio
ING American Funds International Portfolio
ING Capital Guardian Large Cap Value Portfolio(1)
ING Capital Guardian Managed Global Portfolio(1)
ING Capital Guardian Small Cap Portfolio(1)
ING Classic Money Market Fund
ING Convertible Fund
ING Developing World Portfolio(1)
ING Disciplined LargeCap Fund
ING Eagle Asset Capital Appreciation Portfolio(1)
ING Emerging Countries Fund
ING Equity and Bond Fund
ING Evergreen Health Sciences Portfolio
ING Evergreen Omega Portfolio
ING Financial Services Fund
ING FMR(SM) Diversified Mid Cap Portfolio(1)
ING Foreign Fund
ING GET U.S. Core Portfolio - Series 1
ING GET U.S. Core Portfolio - Series 2
ING GET U.S. Core Portfolio - Series 3
ING GET U.S. Core Portfolio - Series 4
ING GET U.S. Core Portfolio - Series 5
ING GET U.S. Core Portfolio - Series 6
ING GET U.S. Core Select Portfolio - Series 1
ING GET U.S. Core Select Portfolio - Series 2
ING GET U.S. Opportunity Portfolio - Series 1
ING GET U.S. Opportunity Portfolio - Series 2
ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING GNMA Income Fund
ING Goldman Sachs Internet Tollkeeper(SM) Portfolio(1)
ING Growth + Value Fund

ING Growth Opportunities Fund
ING Hard Assets Portfolio(1)
ING High Yield Bond Fund
ING High Yield Opportunity Fund
ING Intermediate Bond Fund
ING International Fund
ING International Portfolio(1)
ING International SmallCap Growth Fund
ING International Value Fund
ING Janus Special Equity Portfolio(1)
ING Jennison Equity Opportunities Portfolio(1)
ING JPMorgan Small Cap Equity Portfolio(1)
ING Julius Baer Foreign Portfolio(1)
ING LargeCap Growth Fund
ING LargeCap Value Fund
ING Legg Mason Value Portfolio(1)
ING Lexington Money Market Trust
ING Lifestyle Aggressive Growth Portfolio
ING Lifestyle Growth Portfolio
ING Lifestyle Moderate Growth Portfolio
ING Lifestyle Moderate Portfolio
ING Limited Maturity Bond Portfolio
ING Liquid Assets Portfolio(1)
ING MagnaCap Fund
ING Marsico Growth Portfolio(1)
ING Mercury Focus Value Portfolio(1)
ING Mercury Fundamental Growth Portfolio(1)
ING MFS Mid Cap Growth Portfolio(1)
ING MFS Research Portfolio(1)
ING MFS Total Return Portfolio(1)
ING MidCap Opportunities Fund
ING MidCap Value Fund
ING Money Market Fund
ING National Tax-Exempt Bond Fund

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of D&O premium allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.

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ING PIMCO Core Bond Portfolio(1)
ING PIMCO High Yield Portfolio(1)
ING Precious Metals Fund
ING PRIME RATE TRUST
ING Principal Protection Fund
ING Principal Protection Fund II
ING Principal Protection Fund III
ING Principal Protection Fund IV
ING Principal Protection Fund V
ING Principal Protection Fund VI
ING Principal Protection Fund VII
ING Principal Protection Fund VIII
ING Principal Protection Fund IX
ING Principal Protection Fund X
ING Principal Protection Fund XI
ING Real Estate Fund
ING Russia Fund
ING Salomon Brothers All Cap Portfolio(1)
ING Salomon Brothers Investors Portfolio(1)
ING SENIOR INCOME FUND
ING SmallCap Opportunities Fund
ING SmallCap Value Fund
ING Stock Index Portfolio(1)
ING T. Rowe Price Capital Appreciation Portfolio(1)
ING T. Rowe Price Equity Income Portfolio(1)
ING Tax Efficient Equity Fund
ING UBS U.S. Balanced Portfolio(1)
ING Van Kampen Equity Growth Portfolio(1)
ING Van Kampen Global Franchise Portfolio(1)
ING Van Kampen Growth and Income Portfolio(1)
ING Van Kampen Real Estate Portfolio
ING VP Convertible Portfolio
ING VP Disciplined LargeCap Portfolio
ING VP EMERGING MARKETS FUND, INC.
ING VP Financial Services Portfolio
ING VP Growth + Value Portfolio
ING VP Growth Opportunities Portfolio
ING VP High Yield Bond Portfolio
ING VP International Value Portfolio
ING VP LargeCap Growth Portfolio
ING VP MagnaCap Portfolio
ING VP MidCap Opportunities Portfolio
ING VP NATURAL RESOURCES TRUST
ING VP Real Estate Portfolio
ING VP SmallCap Opportunities Portfolio
ING VP Worldwide Growth Portfolio
ING Worldwide Growth Fund
The Asset Allocation Portfolio
The Bond Portfolio
The Money Market Portfolio
The Stock Portfolio

(1) Under the terms of the Management Agreement between ING Investors Trust and Directed Services, Inc., the Fund is subject to a unified fee arrangement. Accordingly, the portion of D&O premium allocated to the Fund under the Agreement will be borne directly by Directed Services, Inc. as provided in the Management Agreement.